UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2005

CB Financial Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 000-51351

North Carolina	20-2928613
(State of incorporation)	(I.R.S. Employer Identification No.)

3710 Nash Street North Post Office Box 8189 (Zip 27893) Wilson, North Carolina 27896-1120
(Address of principal executive offices)

(252) 243-5588
(Registrant’s telephone number, including area code)

Successor Issuer to Cornerstone Bank (FDIC Filer)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CB FINANCIAL CORPORATION

INDEX
		Page
Item 2.02 -	Results of Operations and Financial Condition	3

Item 9.01 -	Financial Statements and Exhibits	4

Signatures		5

Item 2.02 - Results of Operations and Financial Condition

On August 27, 2005, the Board of Directors of CB Financial Corporation announced earnings for the second quarter ended June 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 2.02, Results of Operations and Financial Condition.

(c) Exhibits:

99.1 Press Release dated August 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB FINANCIAL CORPORATION

Date: August 30, 2005	By:	/s/ Norman B. Osborn
Norman B. Osborn
President and CEO